Exhibit 21

CAESARS ENTERTAINMENT CORPORATION

LIST OF SUBSIDIARIES

As of December 20, 2011

Name	Jurisdiction of Incorporation	Percentage of Ownership
Aster Insurance Ltd.	Bermuda	100%
Harrah’s BC, Inc.	Delaware	100%
Romulus Risk and Insurance Company, Inc.	Nevada	100%
HAC CMBS Manager, LLC	New Jersey	100%
Harrah’s Atlantic City Holding, Inc.	New Jersey	100%
Harrah’s Atlantic City Operating Company, LLC	New Jersey	100%
Harrah’s Atlantic City Mezz 9, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 8, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 7, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 6, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 5, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 4, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 3, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 2, LLC	Delaware	100%
Harrah’s Atlantic City Mezz 1, LLC	Delaware	100%
Harrah’s Atlantic City Propco, LLC	Delaware	100%
Atlantic City Express Services, LLC[1]	New Jersey	33.33%
HLV CMBS Manager, LLC	Nevada	100%
Harrah’s Las Vegas, LLC	Nevada	100%
Harrah’s Las Vegas Mezz 9, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 8, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 7, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 6, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 5, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 4, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 3, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 2, LLC	Delaware	100%
Harrah’s Las Vegas Mezz 1, LLC	Delaware	100%
Harrah’s Las Vegas Propco, LLC	Delaware	100%
Laughlin CMBS Manager, LLC	Nevada	100%
Harrah’s Laughlin, LLC	Nevada	100%
Harrah’s Laughlin Mezz 9, LLC	Delaware	100%
Harrah’s Laughlin Mezz 8, LLC	Delaware	100%
Harrah’s Laughlin Mezz 7, LLC	Delaware	100%
Harrah’s Laughlin Mezz 6, LLC	Delaware	100%
Harrah’s Laughlin Mezz 5, LLC	Delaware	100%
Harrah’s Laughlin Mezz 4, LLC	Delaware	100%
Harrah’s Laughlin Mezz 3, LLC	Delaware	100%
Harrah’s Laughlin Mezz 2, LLC	Delaware	100%
Harrah’s Laughlin Mezz 1, LLC	Delaware	100%
Harrah’s Laughlin Propco, LLC	Delaware	100%
Rio CMBS Manager, LLC	Nevada	100%
Rio Properties, LLC	Nevada	100%
Rio Mezz 9, LLC	Delaware	100%
Rio Mezz 8, LLC	Delaware	100%

1	33.33% Boardwalk Regency Corporation; 33.33% Harrah’s Atlantic City Holding, Inc.; 33.33% non-affiliate

Name	Jurisdiction of Incorporation	Percentage of Ownership
Rio Mezz 7, LLC	Delaware	100%
Rio Mezz 6, LLC	Delaware	100%
Rio Mezz 5, LLC	Delaware	100%
Rio Mezz 4, LLC	Delaware	100%
Rio Mezz 3, LLC	Delaware	100%
Rio Mezz 2, LLC	Delaware	100%
Rio Mezz 1, LLC	Delaware	100%
Rio Propco, LLC	Delaware	100%
Rio Property Holding, LLC	Nevada	100%
Cinderlane, Inc.	Nevada	100%
Twain Avenue, Inc.	Nevada	100%
Flamingo CMBS Manager, LLC	Nevada	100%
Flamingo Las Vegas Holding, LLC	Nevada	100%
Flamingo Las Vegas Operating Company, LLC	Nevada	100%
MP Flamingo, LLC[2]	Nevada	50%
Flamingo Las Vegas Mezz 9, LLC	Delaware	100%
Flamingo Las Vegas Mezz 8, LLC	Delaware	100%
Flamingo Las Vegas Mezz 7 LLC	Delaware	100%
Flamingo Las Vegas Mezz 6, LLC	Delaware	100%
Flamingo Las Vegas Mezz 5, LLC	Delaware	100%
Flamingo Las Vegas Mezz 4 LLC	Delaware	100%
Flamingo Las Vegas Mezz 3, LLC	Delaware	100%
Flamingo Las Vegas Mezz 2, LLC	Delaware	100%
Flamingo Las Vegas Mezz 1, LLC	Delaware	100%
Flamingo Las Vegas Propco, LLC	Delaware	100%
Paris CMBS Manager, LLC	Nevada	100%
Paris Las Vegas Holding, LLC	Nevada	100%
Paris Las Vegas Operating Company, LLC	Nevada	100%
Paris Las Vegas Mezz 9, LLC	Delaware	100%
Paris Las Vegas Mezz 8, LLC	Delaware	100%
Paris Las Vegas Mezz 7, LLC	Delaware	100%
Paris Las Vegas Mezz 6, LLC	Delaware	100%
Paris Las Vegas Mezz 5, LLC	Delaware	100%
Paris Las Vegas Mezz 4, LLC	Delaware	100%
Paris Las Vegas Mezz 3, LLC	Delaware	100%
Paris Las Vegas Mezz 2, LLC	Delaware	100%
Paris Las Vegas Mezz 1, LLC	Delaware	100%
Paris Las Vegas Propco, LLC	Delaware	100%
London Clubs South Africa Limited	England/Wales	100%
HIE Holdings, Inc. [3]	Delaware	100%
Caesars Interactive Entertainment, Inc. [4]	Delaware	96.4%
Caesars Interactive Entertainment (Canada), Inc.	Canada	100%
Caesars Interactive Entertainment (UK), Ltd.	England/Wales	100%
Caesars Interactive Entertainment Israel Ltd.	Israel	100%
Playtika, Ltd.	Israel	100%
Playtika Ukraine, LLC	Ukraine	100%
Double Deuce Studios, LLC	Delaware	100%
Caesars Tournament, LLC	Delaware	100%

2	50% Flamingo Las Vegas Operating Company, LLC; 50% non-affiliate
3	Caesars Entertainment Corporation owns 100% of the common stock and a portion of the preferred stock of HIE Holdings, Inc. HIE Holdings Topco, Inc. owns the balance of the preferred stock of HIE Holdings, Inc.
4	96.4% HIE Holdings, Inc.; 3.6% third parties

Name	Jurisdiction of Incorporation	Percentage of Ownership
Caesars Entertainment Operating Company, Inc.	Delaware	100%
HIE Holdings Topco, Inc.	Delaware	100%
Caesars Europe Development, LLC	Delaware	100%
190 Flamingo, LLC	Nevada	100%
AJP Parent, LLC	Delaware	100%
AJP Holdings, LLC	Delaware	100%
Durante Holdings, LLC	Nevada	100%
Caesars Massachusetts Acquisition Company, LLC	Delaware	100%
Caesars Massachusetts Development Company, LLC	Delaware	100%
Caesars Massachusetts Investment Company, LLC	Delaware	100%
Sterling Suffolk Racecourse, LLC[5]	Massachusetts	4.2%
Caesars Massachusetts Management Company, LLC	Delaware	100%
Caesars Ohio Acquisition, LLC	Delaware	100%
Caesars Ohio Investment, LLC	Delaware	100%
Rock Ohio Caesars, LLC[6]	Delaware	25%
Rock Parent, LLC	Delaware	100%
ROC Finance, LLC	Delaware	100%
ROC Finance 1 Corp.	Delaware	100%
Rock Ohio Caesars Chase, LLC	Delaware	100%
Rock Ohio Caesars Hotel, LLC	Delaware	100%
Rock Ohio Caesars Cincinnati, LLC	Delaware	100%
RGFD, LLC	Michigan	100%
Rock Ohio Caesars Cleveland, LLC	Delaware	100%
Rock Gaming Cleveland Scranton Peninsula, LLC	Delaware	100%
NAL Ohio Holdings, LLC	Michigan	100%
2115-2121 Ontario Building, LLC	Ohio	100%
Rock Ohio Caesars Gateway, LLC	Delaware	100%
Horseshoe Cleveland Management, LLC	Delaware	100%
Horseshoe Cincinnati Management, LLC	Delaware	100%
Horseshoe Ohio Development, LLC	Delaware	100%
Caesars Baltimore Acquisition Company, LLC	Delaware	100%
Caesars Baltimore Development Company, LLC	Delaware	100%
Caesars Baltimore Management Company, LLC	Delaware	100%
Caesars Baltimore Investment Company, LLC	Delaware	100%
CR Baltimore Holdings, LLC	Delaware	91.2%
CBAC Gaming, LLC[7]	Delaware	100%
Caesars Trex, Inc.	Delaware	100%
Chester Facility Holding Company, LLC	Delaware	100%
Christian County Land Acquisition Company, LLC	Delaware	100%
Corner Investment Company, LLC	Nevada	100%
DCH Exchange, LLC	Nevada	100%
DCH Lender, LLC	Nevada	100%
Dusty Corporation	Nevada	100%
Turfway Park, LLC[8]	Delaware	50%
East Beach Development Corporation	Mississippi	100%
Harrah’s Alabama Corporation	Nevada	100%
Harrah’s Arizona Corporation	Nevada	100%
H-BAY, LLC	Nevada	100%
Harrah’s Bossier City Management Company, LLC	Nevada	100%
HCAL, LLC	Nevada	100%

5	4.2% Caesars Massachusetts Investment Company, LLC; 95.8% non-affiliate
6	25% Caesars Ohio Investment, LLC; 75% non-affiliate
7	91.2 % CR Baltimore Holdings, LLC ; 4% and 4.8% by two non-affiliates
8	50% Dusty Corporation, 50% non-affiliate

Name	Jurisdiction of Incorporation	Percentage of Ownership
Harrah’s Chester Downs Investment Company, LLC	Delaware	100%
Chester Downs and Marina LLC[9]	Pennsylvania	95%
Chester Downs Finance Corp.	Delaware	100%
Harrah’s Chester Downs Management Company, LLC	Nevada	100%
Harrah’s Illinois Corporation	Nevada	100%
Des Plaines Development Limited Partnership[10]	Delaware	80%
Harrah’s Imperial Palace Corp.	Nevada	100%
Harrah’s Interactive Investment Company	Nevada	100%
Creator Capital Limited[11]	Bermuda	7.5%
Harrah’s Investments, Inc.	Nevada	100%
Harrah’s Kansas Casino Corporation	Nevada	100%
Caesars License Company, LLC	Nevada	100%
Harrah’s Management Company	Nevada	100%
Caesars Marketing Services Corporation	Nevada	100%
Caesars Canada Marketing Services Corporation	Canada	100%
Harrah’s Maryland Heights Operating Company	Nevada	100%
Harrah’s Maryland Heights, LLC[12]	Delaware	54.45%
Harrah’s MH Project, LLC	Delaware	100%
Harrah’s NC Casino Company, LLC[13]	North Carolina	99%
Harrah’s New Orleans Management Company	Nevada	100%
Harrah’s North Kansas City LLC	Missouri	100%
Thistledown Racetrack, LLC	Delaware	100%
Thistledown License Co., LLC	Delaware	100%
Harrah’s Operating Company Memphis, LLC	Delaware	100%
Harrah’s Operating Escrow LLC	Delaware	100%
Harrah’s Escrow Corporation	Delaware	100%
Harrah’s Pittsburgh Management Company	Nevada	100%
Harrah’s Reno Holding Company, Inc.	Nevada	100%
Harrah’s Shreveport/Bossier City Holding Company, LLC	Delaware	100%
Harrah’s Shreveport Management Company, LLC	Nevada	100%
Harrah’s Shreveport Investment Company, LLC	Nevada	100%
Harrah’s Shreveport/Bossier City Investment Company, LLC[14]	Delaware	84.3%
Harrah’s Bossier City Investment Company, LLC	Louisiana	100%
LAD Hotel Partners II, LLC[15]	Louisiana	49%
Harrah’s Southwest Michigan Casino Corporation	Nevada	100%
Harrah’s Sumner Investment Company, LLC	Delaware	100%
Harrah’s Sumner Management Company, LLC	Delaware	100%
Harrah’s Travel, Inc.	Nevada	100%
Harrah’s Tunica Corporation	Nevada	100%
Harrah’s Vicksburg Corporation	Nevada	100%
Tunica Partners, LP16	Mississippi	17%
Harrah’s West Warwick Gaming Company, LLC	Delaware	100%
HHLV Management Company, LLC	Nevada	100%
Hole in the Wall, LLC	Nevada	100%
HTM Holding, Inc.	Nevada	100%
Harveys Tahoe Management Company, Inc.	Nevada	100%
Harrah South Shore Corporation	California	100%
Tahoe Garage Propco, LLC	Delaware	100%
JCC Holding Company II LLC	Delaware	100%
Jazz Casino Company, LLC	Louisiana	100%

9	Harrah’s Chester Downs Investment Company, LLC ; 5% non-affiliate
10	80% Harrah’s Illinois Corporation ; 20% non-affiliate
11	7.5% Harrah’s Interactive Investment Company; 92.5% non-affiliate
12	54.45% Caesars Entertainment Operating Company, Inc., .55% Harrah’s Maryland Heights Operating Company, 45% Players Maryland Heights Nevada, LLC
13	99% Caesars Entertainment Operating Company, Inc., 1% Harrah’s Management Company
14	84.3% Harrah’s Shreveport Investment Company, LLC, 9.8% Harrah’s Shreveport/Bossier City Holding Company, LLC, 0.9% Harrah’s Shreveport Management Company, LLC , 5% Harrah’s New Orleans Management Company
15	49% Harrah’s Bossier City Investment Company, LLC; 51% non-affiliate
16	83% Harrah’s Tunica Corporation; 17% Harrah’s Vicksburg Corporation

Name	Jurisdiction of Incorporation	Percentage of Ownership
JCC Fulton Development, LLC	Louisiana	100%
Koval Holdings Company, LLC	Delaware	100%
Koval Investment Company, LLC	Nevada	100%
Las Vegas Golf Management, LLC	Nevada	100%
Nevada Marketing, LLC	Nevada	100%
PHW Investments, LLC	Delaware	100%
PHW Las Vegas, LLC	Nevada	100%
TSP Owner, LLC	Delaware	100%
PHW Manager, LLC	Nevada	100%
Reno Crossroads, LLC	Delaware	100%
Rio Development Company, Inc.	Nevada	100%
Roman Empire Development, LLC	Nevada	100%
TRB Flamingo, LLC	Nevada	100%
Trigger Real Estate Corporation	Nevada	100%
Winnick Parent, LLC	Delaware	100%
Winnick Holdings, LLC	Delaware	100%
Las Vegas Resort Development, Inc.	Nevada	100%
Players International, LLC	Nevada	100%
Players Development, Inc.	Nevada	100%
Players Holding, LLC	Nevada	100%
Players Bluegrass Downs, Inc.	Kentucky	100%
Players LC, LLC	Nevada	100%
Players Maryland Heights Nevada, LLC	Nevada	100%
Players Riverboat, LLC	Nevada	100%
Players Riverboat Management, LLC	Nevada	100%
Players Riverboat II, LLC[17]	Louisiana	1%
Southern Illinois Riverboat/Casino Cruises, Inc.	Illinois	100%
Players Resources, Inc.	Nevada	100%
Players Services, Inc.	New Jersey	100%
Harveys BR Management Company, Inc.	Nevada	100%
Harveys C.C. Management Company, Inc.	Nevada	100%
Harveys Iowa Management Company, Inc.	Nevada	100%
HBR Realty Company, Inc.	Nevada	100%
HCR Services Company, Inc.	Nevada	100%
Reno Projects, Inc.	Nevada	100%
Horseshoe Gaming Holding, LLC	Delaware	100%
Casino Computer Programming, Inc.	Indiana	100%
Horseshoe GP, LLC	Nevada	100%
Horseshoe Hammond, LLC	Indiana	100%
Horseshoe Shreveport, L.L.C.	Louisiana	100%
New Gaming Capital Partnership[18]	Nevada	99%
Horseshoe Entertainment[19]	Louisiana	91.92%
Robinson Property Group Corp.[20]	Mississippi	99%
Horseshoe PL GP, LLC	Delaware	100%
Horseshoe PL Acquisition Co., LLC	Delaware	100%
Harrah’s PL Lender, LLC	Delaware	100%
Horseshoe PL Development Company, LLC	Delaware	100%
Horseshoe PL LP, LLC	Delaware	100%
Horseshoe PL Management Company, LLC	Delaware	100%
Bally’s Midwest Casino, Inc.	Delaware	100%
Bally’s Operator, Inc.	Delaware	100%
Bally’s Tunica, Inc.	Mississippi	100%
Bally’s Olympia Limited Partnership[21]	Delaware	88%
Bally’s Park Place, Inc.	New Jersey	100%
Atlantic City Country Club I, LLC	New Jersey	100%
GNOC, Corp.	New Jersey	100%
Benco, Inc.	Nevada	100%
Caesars Entertainment Akwesasne Consulting Corporation	Nevada	100%

17	1% Players Riverboat Management, LLC, 99% Players Riverboat, LLC
18	99% Horseshoe Gaming Holding, LLC; 1% Horseshoe GP, LLC
19	91.92% New Gaming Capital Partnership; 8.08% Horseshoe Gaming Holding, LLC
20	99% Horseshoe Gaming Holding, LLC; 1% Horseshoe GP, LLC
21	88% Bally’s Tunica, Inc., 11% Bally’s Midwest Casino, Inc., 1% Bally’s Operator, Inc.

Name	Jurisdiction of Incorporation	Percentage of Ownership
Caesars Entertainment Canada Holding, Inc.	Nevada	100%
Park Place Entertainment Scotia Finance Limited Partnership[22]	New Brunswick	1%
Caesars Entertainment Finance Corp.	Nevada	100%
Park Place Finance, ULC	Nova Scotia	100%
Caesars Entertainment Development, LLC	Nevada	100%
Caesars Entertainment - Golf, Inc.	Nevada	100%
Caesars Entertainment Retail, Inc.	Nevada	100%
Caesars World, Inc.	Florida	100%
Caesars Entertainment Windsor Holding, Inc.	Canada	100%
Windsor Casino Limited[23]	Canada	50%
Caesars New Jersey, Inc.	New Jersey	100%
Boardwalk Regency Corporation	New Jersey	100%
Atlantic City Express Service, LLC[24]	New Jersey	33.33%
Martial Development Corporation	New Jersey	100%
Caesars Palace Corporation	Delaware	100%
Caesars Palace Realty Corporation	Nevada	100%
Octavius Linq Holding Co., LLC	Delaware	100%
Caesars Linq, LLC	Delaware	100%
Caesars Octavius, LLC	Delaware	100%
Desert Palace, Inc.	Nevada	100%
Caesars Palace Sports Promotions, Inc.	Nevada	100%
California Clearing Corporation	California	100%
Caesars India Sponsor Company, LLC	Nevada	100%
Tele/Info, Inc.	Nevada	100%
Caesars United Kingdom, Inc.	Nevada	100%
Caesars Entertainment, (U.K.) Ltd.	United Kingdom	100%
Caesars World Marketing Corporation	New Jersey	100%
Caesars World International Corporation PTE, Ltd.	Singapore	100%
Caesars World International Far East Limited	Hong Kong	100%
Caesars World Marketing Company, Limited	Thailand	100%
Caesars World Merchandising, Inc.	Nevada	100%
Windsor Casino Supplies Limited[25]	Canada	50%
Roman Entertainment Corporation of Indiana	Indiana	100%
Roman Holding Corporation of Indiana	Indiana	100%
Caesars Riverboat Casino, LLC[26]	Indiana	82%
CEI-Sullivan County Development Company	Nevada	100%
Consolidated Supplies, Services and Systems	Nevada	100%
Grand Casinos, Inc.	Minnesota	100%
BL Development Corp.	Minnesota	100%
GCA Acquisition Subsidiary, Inc.	Minnesota	100%
Grand Casinos of Biloxi, LLC	Minnesota	100%
Biloxi Village Walk Development, LLC	Delaware	100%
Village Walk Construction, LLC	Delaware	100%
Biloxi Hammond, LLC	Delaware	100%
Grand Casinos of Mississippi, LLC Gulfport	Mississippi	100%
Grand Media Buying, Inc.	Minnesota	100%
Parball Corporation	Nevada	100%
FHR Corporation	Nevada	100%
Flamingo-Laughlin, Inc.	Nevada	100%
LVH Corporation	Nevada	100%

22	1% Caesars Entertainment Canada Holding, Inc., 99% Caesars Entertainment Operating Company, Inc.
23	50% Caesars World, Inc.; 50% non-affiliate
24	33.33% Boardwalk Regency Corporation; 33.33% Harrah’s Atlantic City Holding, Inc.; 33.33% non-affiliate
25	50% Caesars Entertainment Windsor Holding, Inc.; 50% non-affiliate
26	82% Roman Holding Corporation of Indiana, 18% Caesars Entertainment Operating Company, Inc.

Name	Jurisdiction of Incorporation	Percentage of Ownership
Tunica Roadhouse Corporation	Delaware	100%
VLO Development Corporation	British Virgin Islands	100%
Macau Orient Investment Limited[27]	Macau	99%
Outoi Investments Company Limited[28]	Macau	20%
Caesars Golf Macau Limited[29]	Macau	2%
VFC Development Corporation	British Virgin Islands	100%
Showboat Holding, Inc.	Nevada	100%
Ocean Showboat, Inc.	New Jersey	100%
Showboat Atlantic City Operating Company, LLC	New Jersey	100%
Showboat Atlantic City Mezz 9, LLC	Delaware	100%
Showboat Atlantic City Mezz 8, LLC	Delaware	100%
Showboat Atlantic City Mezz 7, LLC	Delaware	100%
Showboat Atlantic City Mezz 6, LLC	Delaware	100%
Showboat Atlantic City Mezz 5, LLC	Delaware	100%
Showboat Atlantic City Mezz 4, LLC	Delaware	100%
Showboat Atlantic City Mezz 3, LLC	Delaware	100%
Showboat Atlantic City Mezz 2, LLC	Delaware	100%
Showboat Atlantic City Mezz 1, LLC	Delaware	100%
Showboat Atlantic City Propco, LLC	Delaware	100%
CA Hospitality Holding Company, Ltd.	British Virgin Islands	100%
CH Management Company, Ltd.	Hong Kong	100%
Harrah’s International Holding Company, Inc.	Delaware	100%
Harrah’s Entertainment Limited	England/Wales	100%
Harrah’s Activity Limited	England/Wales	100%
Caesars Spain Holdings Limited	England/Wales	100%
Caesars Casino Castilla La Mancha S.A.[30]	Spain	60%
Caesars Hotel Castilla La Mancha S.L.	Spain	100%
B I Gaming Corporation	Nevada	100%
Baluma Holdings S.A.[31]	Bahamas	83.77%
Baluma S.A.[32]	Uruguay	99.89%
Baluma Cambio, S.A.	Uruguay	100%
Baluma Ltda.[33]	Brazil	99.99978%
HEI Holding Company One, Inc.	Nevada	100%
Caesars Bahamas Management Corporation[34]	Bahamas	50%
HEI Holding Company Two, Inc.	Nevada	100%
Harrah’s International C.V.[35]	The Netherlands	99%
HEI Holding C.V.[36]	The Netherlands	99%
Harrah’s (Barbados) SRL	Barbados	100%
HET International 1 B.V.	The Netherlands	100%
HET International 2 B.V.	The Netherlands	100%
Caesars Bahamas Investment Corporation	Bahamas	100%
Caesars Asia Limited	Hong Kong	100%
Dagger Holdings Limited	England/Wales	100%
London Clubs International Limited	England/Wales	100%

27	99% VLO Corporation; 1% VFC Corporation
28	80% Macau Orient Investment Limited; 20% VLO Corporation
29	63% Outoi Investments Corporation; 35% Macau Orient Investment Limited; 2% VLO Corporation
30	60% Harrah’s Entertainment Limited.; 40% non-affiliate
31	11.46% B I Gaming Corporation; 83.77% Harrah’s International Holding Company, Inc.; 4.77% Third Parties
32	0.11% B I Gaming Corporation; 99.89% Baluma Holdings S.A.
33	99.99978% Baluma S.A.; 0.00022 Baluma Holdings S.A.
34	50% HEI Holding Company One, Inc.; 50% Caesars Entertainment Operating Company, Inc.
35	99% HEI Holding Company Two, Inc.; 1% HEI Holding Company One, Inc.
36	99% Harrah’s International C.V.; 1% HEI Holding Company One, Inc.

Name	Jurisdiction of Incorporation	Percentage of Ownership
London Clubs Structure Described Below
London Clubs International Limited	England/Wales	100%
London Clubs Holdings Limited	England/Wales	100%
LCI (Overseas) Investments Pty Ltd.	South Africa	100%
Emerald Safari Resort (Pty) Limited[37]	South Africa	70%
London Clubs Management Limited	England/Wales	100%
London Clubs Poker Room Limited	England/Wales	100%
London Clubs Manchester Limited	England/Wales	100%
London Clubs Nottingham Limited	England/Wales	100%
Burlington Street Services Limited	England/Wales	100%
Golden Nugget Club Limited	England/Wales	100%
London Clubs Southend Limited	England/Wales	100%
R Club (London) Limited	England/Wales	100%
Playboy Club (London) Limited	England/Wales	100%
The Sportsman Club Limited	England/Wales	100%
London Clubs Glasgow Limited	Scotland	100%
London Clubs LSQ Limited	England/Wales	100%
London Clubs Leeds Limited	England/Wales	100%
London Clubs Brighton Limited	England/Wales	100%
Corby Leisure Retail Development Limited	England/Wales	100%
London Clubs (Overseas) Limited	England/Wales	100%
Inter Casino Management (Egypt) Limited	Isle of Man	100%
London Clubs (Europe) Limited	England/Wales	100%
Brussels Casino S.A.	Belgium	100%
LCI plc	England/Wales	100%
London Clubs Limited	England/Wales	100%
Casanova Limited	England/Wales	100%
R Casino Limited	England/Wales	100%
London Clubs Trustee Limited	England/Wales	100%
Culembourg Metropole Casino (Pty) Limited	South Africa	100%

37	30% non-affiliate